SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934
                 Filed by the Registrant                      [X]

                 Filed by a Party other than the Registrant   [  ]

Check the appropriate box:

[  ]   Preliminary Proxy Statement



[  ]   Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))



[  ]   Definitive Proxy Statement



[  ]   Definitive Additional Materials



[X]    Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12


Payment of Filing Fee (Check the appropriate box):
[X]    No fee required.



[  ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

            (1)   Title of each class of securities to which

                  transaction applies:



            (2)   Aggregate number of securities to which

                  transaction applies:



            (3)   Per unit price or other underlying value of transaction

                  computed pursuant to Exchange Act Rule 0-11:



            (4)   Proposed maximum aggregate value of transaction:



            (5)   Total Fee Paid:


[  ]   Fee paid previously with preliminary materials.



[  ]   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2)

       and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


      (1)   Amount Previously Paid:



      (2)   Form, Schedule or Registration Statement No.:



      (3)   Filing Party:



      (4)   Date Filed:

Fidelity Advisor Balanced Fund, Fidelity Advisor High Yield Fund, Fidelity Advisor Government Investment Fund, Fidelity Advisor Short Fixed-Income Fund, Fidelity Advisor Strategic Income Fund
D.F. King Telephone Voting Script
Introduction
HELLO, MR./MS. (SHAREHOLDER). MY NAME IS ___________. I AM CALLING ON BEHALF OF FIDELITY INVESTMENTS FOLLOWING UP ON A RECENT PROXY MAILING THEY SENT YOU REGARDING THE (FIVE OPTIONS HERE: FIDELITY ADVISOR BALANCED FUND, FIDELITY ADVISOR HIGH YIELD FUND, FIDELITY ADVISOR GOVERNMENT INVESTMENT FUND, FIDELITY ADVISOR SHORT FIXED-INCOME FUND, FIDELITY ADVISOR STRATEGIC INCOME FUND). I'M ASSISTING FIDELITY IN CONNECTION WITH THE PROXY VOTE TO APPROVE SEVERAL IMPORTANT PROPOSALS THAT AFFECT THE FUND AND YOUR INVESTMENT
IN IT.   I AM CALLING TO ENCOURAGE YOU TO VOTE YOUR PROXY IF YOU HAVE
NOT YET DONE SO.
HAVE YOU RECEIVED THE (FIVE OPTIONS HERE: FIDELITY ADVISOR BALANCED FUND, FIDELITY ADVISOR HIGH YIELD FUND, FIDELITY ADVISOR GOVERNMENT INVESTMENT FUND, FIDELITY ADVISOR SHORT FIXED-INCOME FUND, FIDELITY ADVISOR STRATEGIC INCOME FUND) PROXY MATERIAL? THE PACKAGE WAS DATED MID-MARCH. (Describe the mailings to the shareholder if he/she does not recall it ==> 6"x9" envelope with yellow and black bar down the side.)
If NO: Confirm shareholder's address for the purpose of sending proxy materials.
Q: COULD I PLEASE CONFIRM YOUR ADDRESS FOR THE PURPOSE OF SENDING PROXY MATERIALS TO YOU?
(If address is incorrect, please write down correct address at end of script under "Comments" and forward to Fidelity.)
Tell the shareholder that a new package will be mailed to him/her.
Ask the shareholder to review the material upon receipt and vote his/her shares by signing, dating and mailing the proxy card(s) in the return envelope provided, before the shareholder meeting May 13, 1998. Inform the shareholder that if he/she wishes to vote by fax, he/she may do so. Thank the shareholder for his/her time. (End call.)
I WILL HAVE A NEW PROXY PACKAGE MAILED TO YOU. PLEASE REVIEW THE MATERIAL WHEN YOU RECEIVE IT AND VOTE YOUR SHARES BY SIGNING, DATING AND MAILING THE PROXY CARD(S) IN THE RETURN ENVELOPE PROVIDED, TO ENSURE THAT YOUR VOTE IS COUNTED AT THE SHAREHOLDER MEETING SCHEDULED FOR MAY 13, 1998. IF YOU WOULD LIKE TO VOTE BY FAX, YOU MAY FAX YOUR SIGNED PROXY CARD TO 1-888-451-8683. THANK YOU FOR YOUR TIME THIS EVENING. (End call.)
If YES: Q:  HAVE YOU REVIEWED THE MATERIAL?
If NO: PLEASE REVIEW THE MATERIAL AT YOUR EARLIEST CONVENIENCE AND VOTE YOUR SHARES BY SIGNING, DATING AND MAILING THE PROXY CARD(S) IN THE RETURN ENVELOPE PROVIDED, TO ENSURE THAT YOUR VOTE IS COUNTED AT THE SHAREHOLDER MEETING SCHEDULED ON MAY 13, 1998. IF YOU WOULD LIKE TO VOTE BY FAX, YOU MAY FAX BOTH SIDES OF YOUR SIGNED PROXY CARD TO 1-888-451-8683.
If YES: DO YOU HAVE ANY QUESTIONS?
If YES: Only answer questions using the proxy material. (See attached list of approved Q&A). (DO NOT GUESS). If the shareholder has questions that are account-specific and outside the scope of the proxy statement, ask if they would like to be transferred to a Fidelity representative.
If YES: Conference in Fidelity at 1-800-522-7297, introduce the customer, and transfer the call. (End call.)
 I'D BE GLAD TO TRANSFER YOU TO A FIDELITY REPRESENTATIVE RIGHT NOW TO HELP ANSWER YOUR QUESTIONS. PLEASE HOLD WHILE I CALL FIDELITY. (Once Fidelity rep answers and customer is still on hold ==> THIS IS ______FROM DF KING. WE ARE ASSISTING FIDELITY IN CALLING (FIVE OPTIONS HERE: FIDELITY ADVISOR BALANCED FUND, FIDELITY ADVISOR HIGH YIELD FUND, FIDELITY ADVISOR GOVERNMENT INVESTMENT FUND, FIDELITY ADVISOR SHORT FIXED-INCOME FUND, FIDELITY ADVISOR STRATEGIC INCOME
FUND) SHAREHOLDERS TO ENCOURAGE THEM TO VOTE THE PROXY THAT WAS RECENTLY MAILED TO THEM. I HAVE A SHAREHOLDER ON HOLD AND THEY HAVE FURTHER QUESTIONS I AM UNABLE TO ANSWER. COULD YOU PLEASE SPEAK TO HIM/HER? (Then conference call in customer and introduce customer to Fidelity rep ==> HELLO, MR./MS. ______, I HAVE ________ FROM FIDELITY ON THE LINE AND HE/SHE'LL BE HAPPY TO HELP ANSWER YOUR QUESTIONS. THANK YOU. (Transfer customer and end call.)
If NO: Politely refer them to Fidelity at 1-800-522-7297. Thank the shareholder for his/her time. (End call.)
If shareholder sounds hostile:
 Thank the shareholder for his/her time. (End call.)
 OKAY, I WILL GIVE YOU FIDELITY'S PHONE NUMBER IN CASE YOU'D LIKE TO CALL THEM AT ANOTHER TIME. THE PHONE NUMBER IS 1-800-522-7297.
 THANK YOU FOR YOUR TIME. (End call.)
If not hostile: After answering all questions, offer the shareholder the opportunity to vote by telephone. Let the shareholder know that you will be recording the next part of the call, to ensure accuracy in his/her vote. Confirm the shareholder's identity by having him/her repeat his/her full name, address and the last 4 digits of his/her social security number. Record the shareholder's vote on the proposal.
 If the shareholder asks how the Board of Trustees voted, inform him/her that the Board of Trustees recommends a vote in favor of the proposals.

 Inform the shareholder that a confirmation letter will be sent to him/her, with a phone number to call if an error was made in recording his/her vote, or if he/she wishes to change his/her vote for any reason. Thank the shareholder for his/her time, and end the phone call.

 TO FACILITATE YOUR VOTING OF THE PROXY, YOU CAN VOTE BY TELEPHONE.
IF YOU WOULD LIKE TO VOTE BY TELEPHONE, THE NEXT PART OF OUR CALL WILL BE RECORDED. THIS IS TO ENSURE THE ACCURACY OF YOUR VOTE. ALSO, WE WILL BE SENDING YOU A CONFIRMATION LETTER FOR YOUR RECORDS WITH A PHONE NUMBER TO CALL IN CASE ANY ERROR WAS MADE IN RECORDING YOUR VOTE, OR IF YOU WISH TO CHANGE YOUR VOTE FOR ANY REASON.
 WOULD YOU LIKE TO VOTE BY TELEPHONE?
  If NO: Politely refer him/her to Fidelity at 1-800- 522-7297.  (End call)
OKAY, I WILL GIVE YOU FIDELITY'S PHONE NUMBER IN CASE YOU'D LIKE TO CALL THEM AT ANOTHER TIME. THE PHONE NUMBER IS 1-800-522-7297. THANK YOU FOR YOUR TIME. (End call.)
  If YES: Confirm the shareholder's identity by having him/her repeat their full name, address and the last 4 digits of his/her
social security number.   Record the shareholder's vote on the
proposal(s).

COULD YOU PLEASE REPEAT YOUR FULL NAME AND ADDRESS? COULD I PLEASE HAVE THE LAST FOUR DIGITS OF YOUR SOCIAL SECURITY NUMBER? (If it doesn't match, ask for the last four digits of the social security number on the account.)
 (If customer does not feel comfortable giving any part of his/her social security number, empathize and say that we require identification through this method to take a vote over the phone. If the customer is still uncomfortable, explain that while you cannot take the vote over the phone, you can mail him/her proxy materials and they can vote by mail.)
 I UNDERSTAND THAT YOU MAY FEEL UNCOMFORTABLE GIVING PART OF YOUR SOCIAL SECURITY NUMBER OVER THE PHONE. IT IS PART OF OUR REQUIRED PROCEDURES, HOWEVER, TO ENSURE PROPER IDENTIFICATION BEFORE WE TAKE ANY VOTES OVER THE PHONE. IS THIS OK WITH YOU? (If customer agrees, proceed with vote. If customer doesn't agree, offer to send proxy materials.)


AGREES TO GIVE LAST FOUR DIGITS OF SSN:
 NOW I WILL READ YOU THE PROPOSALS AND ASK YOU WHETHER YOU VOTE "FOR," "AGAINST," OR "ABSTAIN."
FIDELITY ADVISOR SERIES II

                           FIDELITY      FIDELITY        FIDELITY      FIDELITY         FIDELITY
                           ADVISOR       ADVISOR HIGH    ADVISOR       ADVISOR SHORT    ADVISOR
                           BALANCED      YIELD FUND      GOVERNMENT    FIXED-INCOME     STRATEGIC
                           FUND          (A,B,C,I,T)     INVESTMENT    FUND             INCOME FUND
                           (A,B,C,I,T)                   FUND          (A,C,I,T)        (A,B,C,I,T)
                                                         (A,B,C,I,T)

1)TO ELECT A BOARD OF      X             X               X             X                X
TRUSTEES (PLEASE REFER
TO THE PROXY
STATEMENT-12
NOMINEES)

2) TO RATIFY THE           X             X               X             X                X
SELECTION OF COOPERS &
LYBRAND L.L.P. AS
INDEPENDENT
ACCOUNTANTS OF THE
FUNDS

3) TO AUTHORIZE THE        X             X               X             X                X
TRUSTEES TO ADOPT AN
AMENDED AND RESTATED
DECLARATION OF TRUST

4) TO APPROVE AN           X
AGREEMENT AND PLAN
PROVIDING FOR THE
REORGANIZATION OF THE
FUND FROM A SEPARATE
SERIES OF ONE
MASSACHUSETTS BUSINESS
TRUST TO ANOTHER
MASSACHUSETTS BUSINESS
TRUST

5) TO APPROVE AN           X
AMENDED MANAGEMENT
CONTRACT

6) TO APPROVE AN                         X               X             X
AMENDED MANAGEMENT
CONTRACT

7)TO AMEND THE             X             X               X             X
FUNDAMENTAL
DIVERSIFICATION
LIMITATION TO EXCLUDE
"SECURITIES OF OTHER
INVESTMENT COMPANIES"
FROM ISSUER
DIVERSIFICATION LIMITS

8) TO AMEND THE                                          X
FUNDAMENTAL INVESTMENT
LIMITATION CONCERNING
THE CONCENTRATION OF
INVESTMENTS IN A SINGLE
INDUSTRY


 THANK YOU.  AS I MENTIONED, I'LL BE SURE TO SEND A CONFIRMATION OF
YOUR VOTE TO YOU BY MAIL.   THANKS FOR YOUR TIME THIS EVENING. (End
call.)
 DOES NOT AGREE TO GIVE LAST FOUR DIGITS OF SSN: UNFORTUNATELY, I WILL NOT BE ABLE TO TAKE YOUR VOTE OVER THE PHONE. WHAT I CAN DO IS HAVE A NEW PROXY PACKAGE MAILED TO YOU. PLEASE REVIEW THE MATERIAL WHEN YOU RECEIVE IT AND VOTE YOUR SHARES BY SIGNING, AND MAILING THE PROXY CARD IN THE RETURN ENVELOPE PROVIDED, TO ENSURE THAT YOUR VOTE IS COUNTED AT THE SHAREHOLDER MEETING SCHEDULED FOR MAY 13, 1998. IF YOU WOULD LIKE TO VOTE BY FAX, YOU MAY FAX THE FRONT AND BACK OF YOUR SIGNED PROXY CARD(S) TO 1-888-451-8683. THANK YOU FOR YOUR TIME THIS EVENING. (End call.)
FIDELITY ADVISOR BALANCED FUND, FIDELITY ADVISOR HIGH YIELD FUND, FIDELITY ADVISOR GOVERNMENT INVESTMENT FUND, FIDELITY ADVISOR SHORT FIXED-INCOME FUND, FIDELITY ADVISOR STRATEGIC INCOME FUND
LOG SHEET
 Date__________________
 DF King Rep_________________
Address Correction
Social Security No.  (record from database; do not ask
shareholder)________________
Shareholder
Name_______________________________________________________
Street Address
_________________________________________________________
City_________________________State_____________Zip
Code_________________
Materials to Be Sent
Proxy Card Only ________
Full Proxy Kit  __________
Comments
Notable Shareholder
Response____________________________________________
_____________________________________________________________________
_____________________________________________________________________
Other Comments________________________________________________________
______________________________________________________________________
______________________________________________________________________
Was Shareholder Transferred to Fidelity Representative?
Yes_______No________

FIDELITY ADVISOR BALANCED FUND, FIDELITY ADVISOR HIGH YIELD FUND, FIDELITY ADVISOR GOVERNMENT INVESTMENT FUND, FIDELITY ADVISOR SHORT FIXED-INCOME FUND, FIDELITY ADVISOR STRATEGIC INCOME FUND
Script for Leaving a Message on an Answering Machine
HELLO, MR./MS. (SHAREHOLDER). MY NAME IS ___________. I AM CALLING ON BEHALF OF FIDELITY INVESTMENTS FOLLOWING UP ON A RECENT PROXY MAILING THEY SENT YOU REGARDING THE (FIVE OPTIONS HERE: FIDELITY ADVISOR BALANCED FUND, FIDELITY ADVISOR HIGH YIELD FUND, FIDELITY ADVISOR GOVERNMENT INVESTMENT FUND, FIDELITY ADVISOR SHORT FIXED-INCOME FUND, FIDELITY ADVISOR STRATEGIC INCOME FUND). I'M ASSISTING FIDELITY IN CONNECTION WITH THE PROXY VOTE TO APPROVE SEVERAL IMPORTANT PROPOSALS THAT AFFECT THE FUND AND YOUR INVESTMENT IN IT.
AS AN OWNER OF THE (FIVE OPTIONS HERE: FIDELITY ADVISOR BALANCED FUND, FIDELITY ADVISOR HIGH YIELD FUND, FIDELITY ADVISOR GOVERNMENT INVESTMENT FUND, FIDELITY ADVISOR SHORT FIXED-INCOME FUND, FIDELITY ADVISOR STRATEGIC INCOME FUND), YOU SHOULD HAVE RECEIVED PROXY MATERIALS IN THE MAIL. AT YOUR EARLIEST CONVENIENCE, PLEASE SIGN, DATE AND MAIL THE PROXY CARD IN THE RETURN ENVELOPE PROVIDED TO YOU. IF YOU HAVE ANY QUESTIONS ABOUT THE PROPOSALS OR DID NOT RECEIVE ANY PROXY MATERIAL, PLEASE CALL ME AT 1-800-848-3155 . THANK YOU FOR YOUR TIME.